                                                                   Exhibit 3.115

                            CERTIFICATE OF FORMATION

                                       OF

                               COVER CONCEPTS LLC

      1. The name of the limited liability company is Cover Concepts LLC.

      2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County New Castle. The name of its registered agent at such address is The Corporation Trust Company.

      3. This Certificate of Formation shall be effective on the date such certificate is received by the State of Delaware.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Cover Concepts LLC this 22nd day of May, 1997.


                                                   /s/ Beverly C. Chell
                                             -----------------------------------
                                                     Beverly C. Chell
                                                         Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                               COVER CONCEPTS LLC

1. The name of the limited liability company is COVER CONCEPTS LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

RESOLVED, that the Certificate of Formation of Cover Concepts LLC be amended by changing the First Article thereof, so that, as amended, said Article shall be and read as follows:

      1. The name of the limited liability company is

                      COVER CONCEPTS MARKETING SERVICES LLC

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of COVER CONCEPTS LLC this Tenth day of July, 1997.


                                                   /s/ Beverly C. Chell
                                                   ------------------------
                                                   Beverly C. Chell
                                                   Authorized Person